Rule 497(e)

File Nos. 002-75503

811-03364

MAXIM SERIES FUND, INC.

Maxim Salomon Brothers High Yield Bond Portfolio

Supplement dated December 8, 2006 to

Prospectus dated May 1, 2006

On December 7, 2006, the Board of Directors of Maxim Series Fund, Inc., including a majority of the independent directors, considered and approved Western Asset Management Company ("Western Asset") as successor to Salomon Brothers Asset Management, Inc. ("SBAM") as Sub-Adviser and voted to change the name of the Maxim Salomon Brothers High Yield Bond Portfolio to Maxim High Yield Bond Portfolio. The name change reflects a corporate reorganization of the investment management business of Legg Mason, Inc., of which Western Asset and SBAM are both subsidiaries. This did not result in a change of actual control or management of the Portfolio's Sub-Adviser.

All references in the Prospectus to the Maxim Salomon Brothers High Yield Bond Portfolio and Salomon Brothers Asset Management, Inc. are replaced with Maxim High Yield Bond Portfolio and Western Asset Management Company, respectively.

This Supplement must be accompanied by or read in conjunction with the current Prospectus dated May 1, 2006. This Supplement should be retained for future reference.